FEDERATED GOVERNMENT ULTRASHORT FUND

A PORTFOLIO OF FEDERATED INSTITUTIONAL TRUST

INSTITUTIONAL SERVICE SHARES

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 2000

On page 3 of the prospectus, please delete the fee table and corresponding example in their entirety and replace with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?

FEDERATED GOVERNMENT ULTRASHORT FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Service Shares.

SHAREHOLDER FEES

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                    None

Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, as applicable)                 None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and
other Distributions) (as a percentage of offering price)              None

Redemption Fee (as a percentage of amount redeemed, if applicable)    None

Exchange Fee                                                          None

ANNUAL FUND OPERATING EXPENSES (BEFORE WAIVERS)1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee2                                                0.40%

Distribution (12b-1) Fee 3                                     0.25%

Shareholder Services Fee4                                      0.25%

Other Expenses                                                 0.21%

Total Annual Fund Operating Expenses                           1.11%

     1 Although not contractually obligated to do so, the adviser, distributor and shareholder service provider waived certain amounts. These are shown below along with the net expenses the Fund's Institutional Service Shares actually paid for the fiscal year ended July 31, 2000.

Total Waivers of Fund Expenses           0.76%

Total Actual Annual Operating Expenses       %
(after waivers)                          0.35

     2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.04% for the fiscal year ended July 31, 2000.

     3 The Fund's Institutional Service Shares has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ended July 31, 2000.

     4 The shareholder services provider voluntarily waived a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.10% for the fiscal year ended July 31, 2000.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares' operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

     1 Year $ 113 [GRAPHIC OMITTED] 3 Years $ 353 [GRAPHIC OMITTED] 5 Years $ 612 [GRAPHIC OMITTED] 10 Years $ 1,352 [GRAPHIC OMITTED]

                                                                  March 31, 2001